UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 28, 2005


                         Eline Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)


    Nevada                          000-30451                   88-0429856
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State or other                     (Commission                 (IRS Employer
jurisdiction of                   File Number)            Identification Number)
incorporation)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
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                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 895-9859


                                 NOT APPLICABLE
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On June 28, 2005, the Company issued a press release regarding its financial results for three and six month periods ended April 30, 2005. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

          In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), the press release contains non-GAAP financial measures that exclude net income items described in the press release. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued June 28, 2005 regarding its financial results for the three and six month periods ended April 30, 2005.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: July 8, 2005                      By: /s/ Barry A. Rothman
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                                            Barry A. Rothman, President